                                                                Exhibit 10.17(a)

                             EMPLOYMENT AGREEMENT


     THIS AGREEMENT is made this 24th day of March, 1995, by and between Progressive Bagel Concepts, Inc., a Delaware corporation (hereinafter referred to as the "Company"), and Daniel V. Colangelo (hereinafter referred to as "Employee").


                             W I T N E S S E T H:
                             - - - - - - - - - -


     WHEREAS, the Company is engaged in the business of operating retail bakeries featuring bagels and other food items;

     WHEREAS, because of the abilities and expertise of Employee in said business, the Company desires to employ Employee; and

     WHEREAS, Employee is willing to accept such employment upon the terms and conditions stated herein.

     NOW, THEREFORE, in consideration of the mutual promises contained herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

     1.   EMPLOYMENT. The Company hereby employs Employee to perform the duties
          ----------
described herein, and Employee hereby accepts such employment on the terms and conditions stated herein. Employee shall hold the position of President - Rocky Mountain Division of Company, which shall at all times be deemed to be an executive office of the Company.

     2.   OFFICES WITH COMPANY. Employee shall be a "Founding Director" of the
          ---------------------
Company as defined in that certain Agreement to Contribute Shares by and among the Company and the Shareholders of Brackman Brothers, Inc. dated as of February 17, 1995 (the "Contribution Agreement").


     3.   TERM OF EMPLOYMENT. Subject to the provisions for termination set
          ------------------
forth herein, the term of employment under this Agreement shall commence on March 24, 1995 and shall extend for a period of three (3) years (the "Term").


     4.   DUTIES OF EMPLOYEE. Employee shall perform the duties commensurate
          ------------------
with his position and experience as shall be assigned to him from time to time by the Company. Employee shall perform such duties in a diligent manner, shall devote his entire business time, attention and effort to the affairs of the Company within the scope of his employment as is reasonably necessary for the proper rendition of said services, shall diligently promote the interests of the Company, and shall be just and faithful in carrying out his duties.


     5.   COMPENSATION. The Company shall compensate Employee for all services
          ------------
rendered by him hereunder as follows:

          (a) salary at a yearly rate of $125,000, payable by the Company in twenty six (26) equal installments after deducting therefrom all applicable FICA contributions, federal and state income tax withholding, and any other payroll taxes (subject to any increases as determined by the Board of Directors from time to time in its sole discretion); and

          (b) such stock options as may be granted to Employee pursuant to the Company's 1995 Employee Stock Option Plan, as it may be amended from time to time, a current form of which is attached hereto as Exhibit A (the "Plan") or any other stock option plan hereinafter adopted by the Company; and

          (c) as an inducement for Employee to execute this Agreement, Employee shall receive options under the Plan to purchase that number of shares of common stock of the Company that have a fair market value, as determined in accordance with the terms of the Plan, of $150,000, which options are to be granted on the date hereof; provided, however, the options granted pursuant to this Section 5(c) shall constitute Employee's option grant for 1995 under the Plan; provided further, that if the formula under the Plan provides for options in excess of those granted to Employee under Section 5(c) for 1995, Employee shall receive such additional options at the same time that options are granted under the Plan generally to employees for 1995.


     6.   BENEFITS AND VACATIONS. In addition to the compensation payable to
          ----------------------
Employee pursuant to Section 5 above, and all other compensation or benefits provided for hereunder, Employee shall be entitled to such reasonable periods of vacation, with full pay, as is consistent with the general policy as established by the Board of Directors for executives and business exigencies of the Company, and such benefits of a similar type and amount and to the same extent as benefits are provided to other similarly situated employees of the Company. Employee shall also receive a relocation expense reimbursement in an amount approved by the Board of Directors.

     7.   CONFIDENTIALITY. Employee agrees to execute and deliver such
          ---------------
confidentiality agreement which is to be required to be executed and delivered by employees of the Company generally.

     8.   CONFLICT OF INTEREST. Employee shall take no action, or engage in any
          --------------------
transaction, that could be considered to conflict with the best interests of the Company, and shall at all times exercise his best judgment and efforts so as to avoid taking any action, or engaging in any transaction, that might give the appearance of being in conflict with the best interests of the Company.

     9.   TERMINATION.
          -----------

          (a) This Agreement and Employee's employment hereunder shall immediately terminate, without further notice or action, upon the occurrence of the death of Employee.

          (b) Additionally, the Company shall have the right to terminate this Agreement and Employee's employment with the Company hereunder, effective upon written notice to Employee of termination stating the basis for such termination, under the following circumstances:

               (1)  if Employee is permanently disabled (as defined below); or

               (2) for cause, which shall be defined as including any of the following: (i) any misappropriation of funds or property of the Company by Employee; (ii) Employee's conviction of a felony, or of any crime involving moral turpitude, fraud, theft or conversion; (iii) Employee's failure to submit to a medical examination at the Company's expense within ten (10) business days after receipt of the Company's written request that Employee submit to such examination; or (iv) a breach of any other material provision contained in this Agreement.

          (c) Employee shall be deemed to be "permanently disabled" hereunder upon the first to occur of any of the following events:

               (1) The receipt by the Company of a written certificate from a physician approved by the Company and reasonably satisfactory to Employee stating, that, based upon one or more examinations of Employee by such physician, it is such physician's opinion that, for a period of at least six (6) consecutive months from the date of certification, Employee is and will be substantially unable to perform his customary duties for the Company due to physical or mental infirmity. The Company may request in writing that Employee submit to such examinations by giving written notice thereof to Employee.

               (2) The adjudication of Employee as an incompetent or a disabled person and the appointment of a conservator or guardian for his person or property by a court of competent jurisdiction.

          (d) Employee shall have the right to terminate this Agreement and Employee's employment with the Company hereunder, effective upon written notice to the Company, within thirty (30) days after the date Employee shall first have a right to exercise a "put option" pursuant to Section 2.3(a)(ii) of the Contribution Agreement.

          (e) If Employee is terminated by the Company for cause, as that term is defined in Section 9(b)(2), or if Employee voluntarily terminates his employment, the Company shall not be obligated to pay Employee any other compensation with respect to any period after the date of such termination, except that any unexercised stock options of Employee that are vested on the date of termination shall continue to be exercisable in accordance with the terms of the Plan until one year after the effective date of such termination. All stock options that are not vested on the date of such termination shall terminate and be of no further force and effect.

          (f) If Employee dies or becomes permanently disabled during the Term, or if Employee is terminated by the Company for any reason other than for cause, the Company shall pay to Employee the entire amount of the cash compensation provided for in Section 5 hereof that is payable during the remainder of the Term payable in a lump sum cash payment within thirty (30) days of the effective date of termination (provided that, in the case of death or disability of Employee, the aforementioned cash payment shall be limited to the lesser of: (i) one year's cash compensation provided for in
     Section 5, and (ii) the cash compensation provided for in Section 5 for the remaining balance of the Term), and all employee stock options granted to Employee prior to the effective date of such termination shall vest immediately; provided that if Employee wishes to exercise such stock options, he must do so within the first to occur of (x) three (3) years after the effective date of such termination or (y) the expiration date of the option. Notwithstanding the foregoing, after the effective date of his termination Employee shall not be eligible to receive any further employee stock options.

          (g) Upon any termination of this Agreement or the employment of Employee, or the expiration of this Agreement without renewal of Employee's employment, Employee shall be deemed automatically to have resigned from any office or directorship of the Company which he may then hold and shall promptly deliver to the Company (without retaining any copies thereof) all Company files and documents, forms, letterhead, business cards, computer disks and any other written, magnetic or printed materials relating to the business of the Company.

          (h) If Employee voluntarily terminates his Employment after the six month anniversary of the date hereof, the Company shall not have any cause of action against Employee for a breach of this Agreement due solely to such voluntary termination; provided, however, that nothing contained in the previous sentence shall cancel, terminate or otherwise extinguish any cause of action of the Company against Employee arising out of or based on any other breach of this Agreement by Employee.

     10.  COVENANT RESTRICTING SOLICITATION. During the term hereof and for a
          ---------------------------------
period of two (2) years after Employee's employment with the Company shall expire or terminate for any reason whatsoever, Employee shall not, directly or indirectly, solicit or attempt to solicit for employment or employ any person who was an employee of the Company on the date of Employee's date of termination or any person who was an employee during the six-month period prior to such date.

     11.  COVENANT RESTRICTING COMPETITION. During the term hereof and for a
          --------------------------------
period of two (2) years after his employment with the Company shall expire or terminate for any reason whatsoever, Employee shall not, either directly or indirectly, on his own account, or as an employee, consultant, partner, owner, officer, director or stockholder of any other person, firm, partnership, corporation or other entity or in any other capacity, in any way, directly or indirectly, conduct, engage in, be connected with, have any interest in, or aid or assist anyone in engaging in a business which derives 20% or more of its revenues from the sale of bagels and/or bagel-related products (a "Competitive Business"); provided, however, Employee may have an interest in any Competitive Business as a passive investor in such Competitive Business provided such interest does not exceed (three percent (3%) of the outstanding equity securities of any company which has a class of securities registered under
Section 12 of the Securities Exchange Act of 1934, as amended, or which is traded on a national securities exchange.

     12.  REMEDIES. Employee agrees that the period of time provided for in
          --------
Sections 10 and 11 above is the minimum period of time necessary, and that other provisions and restrictions set forth above and in other portions hereof are necessary, to protect the Company and its successors and assigns in the protection of the business conducted by the Company. Employee agrees that the services to be performed by him for the Company are special and unique, that damages cannot compensate the Company in the event of a violation of the restrictive covenants contained in Sections 10 and 11 hereof, and that injunctive relief shall be essential for the protection of the Company and its successors and assigns. Accordingly, Employee agrees and consents that, in the event he shall violate or breach any of said restrictive covenants the Company shall be entitled to obtain (and he hereby consents thereto) such injunctive relief against Employee, without bond, in addition to such further or other relief as may appertain at equity or law. The exercise or enforcement by the Company of any right or remedy hereunder shall not preclude the exercise or enforcement by the Company of any other right or remedy hereunder or which the Company has the right to enforce under applicable law.

     13.  EMPLOYEE REPRESENTATIONS. Employee represents and warrants to the
          ------------------------
Company that (i) he is free to enter into this Agreement and (ii) this Agreement does not violate the terms of any other agreement to which Employee is a party or by which he is bound.

     14.  WAIVER. Failure by either party to insist upon strict compliance with
          ------
any of the terms, covenants or conditions hereof shall not be deemed a waiver of such term, covenant or condition, nor shall any waiver or relinquishment of any right or remedy hereunder at any one or more times be deemed a waiver or relinquishment of such right or remedy at any other time or times.

     15.  SEVERABILITY. Each section, paragraph, term and provision of this
          ------------
Agreement, and any portion thereof, shall be considered severable and if for any reason any such portion of this Agreement is held to be invalid, contrary to, or in conflict with any applicable present or future law or regulation in a final, unappealable ruling issued by any court, agency or tribunal with competent jurisdiction in a proceeding to which the Company is a party, that ruling shall not impair the operation of, or have any other effect upon, such other portions of this Agreement as may remain otherwise intelligible, which shall continue to be given full force and effect and bind the parties hereto. Employee agrees that if any provisions hereof shall be adjudicated to be invalid or unenforceable in whole or in part, such modifications made to this Agreement as a result of such adjudication shall be effective only in the particular jurisdiction in which such adjudication is made. To the extent any provision hereof is deemed unenforceable by virtue of its scope but may be enforceable by limitations thereon, the parties hereto agree that the same shall be enforceable to the fullest extent permissible under the laws and public policies applied in such jurisdiction in which the enforcement is sought. The parties hereto hereby authorize any court of competent jurisdiction to modify the restrictive covenants to the extent necessary to make the same enforceable.

     16.  BENEFIT. This Agreement shall inure to the benefit of and be binding
          -------
upon the Company, its successors and assigns. The rights and benefits of Employee under this Agreement are personal to him, and are not subject to voluntary or involuntary alienation, assignment or transfer by him.

     17.  ENTIRE AGREEMENT. This Agreement contains the entire agreement between
          ----------------
the parties concerning Employee's employment with the Company, and may not be modified or rescinded except by a written agreement to such effect signed by both parties.

     18.  NOTICES. All notices, requests, demands, and other communications
          -------
required or permitted hereunder shall be in writing and shall be deemed to have been duly given if delivered by hand or by electronic transmission. If mailed, first class, certified mail, postage prepaid, or sent by reliable overnight delivery service and addressed as follows, or at such other addresses as the parties hereto may from time to time designate in writing, such notices, requests, demands, and other communications shall be deemed delivered three business days after being so duly posted:

     to the Company:               Progressive Bagel Concepts, Inc.
                                   1526 Cole Blvd., Suite 200
                                   Golden, CO 80401
                                   Attention: Kyle T. Craig
                                   Facsimile: (303) 202-3360

     with a copy to:               Rudnick & Wolfe
                                   203 North LaSalle, Suite 1800
                                   Chicago, IL 60601
                                   Attention: Michael G. Brennan
                                   Facsimile: (312) 984-2299

     to Employee:                  Daniel V. Colangelo
                                   495 Upper Evergreen
                                   Summit Park, Utah 84060

     with a copy to:               Parsons Behle & Latimer
                                   201 South Main Street, Suite 1800
                                   P.O. Box 45898
                                   Salt Lake City, Utah 84145-0898
                                   Attention: William D. Holyoak


     19.  GOVERNING LAW. This Agreement and the rights and obligations of the
          -------------
parties hereunder shall be governed by and construed in accordance with the laws of the State of Colorado applicable to contracts made and to be performed therein.

     20.  CONFLICT WITH PLAN. The parties acknowledge that to the extent any
          ------------------
provision of this Agreement is inconsistent with any provision of the Plan, the provisions of this Agreement shall control.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement the day and year first above written.


EMPLOYEE                                  PROGRESSIVE BAGEL CONCEPTS,
                                          INC., a Delaware corporation


/s/  Daniel V. Colangelo                  By:  /s/  Kyle Craig
- --------------------------------              --------------------------------
Daniel V. Colangelo                         Its:  Vice President
                                                 -----------------------------

                                   EXHIBIT A

                        PROGRESSIVE BAGEL CONCEPTS, INC.

                        1995 EMPLOYEE STOCK OPTION PLAN
                        -------------------------------


     1.   STATEMENT OF PURPOSE. The purpose of this 1995 Employee Stock Option
          --------------------
Plan (the "Plan") is to benefit Progressive Bagel Concepts, Inc. (the "Company") by offering certain present and future employees, officers, and consultants of the Company and its subsidiaries, if any, a favorable opportunity to become holders of the $.01 par value common stock of the Company ("Common Stock") over a period of years, thereby giving them a permanent stake in the growth and prosperity of the Company and encouraging the continuance of their involvement with the Company.

     2.   ADMINISTRATION. The plan shall be administered by a committee which
          --------------
shall consist of at least two members of the Board of Directors of the Company, whose interpretation of the terms and provisions of the Plan shall be final and conclusive.

     3.   ELIGIBILITY. Options may be granted to employees of the Company and
          -----------
its subsidiaries, if any, who are employed on a full time basis, and to officers and consultants of the Company.

     4.   GRANTING OF OPTIONS. Options shall be granted annually to non-store
          -------------------
employees of the Company (and such subsidiaries of the Company as are designated by the Committee) with a base salary of $40,000 or more as follows: such number of options as shall equal (x) the product of (1) the employee's base salary multiplied times (2) the employee's base salary divided by $80,000, (y) divided by the exercise price. Options shall be granted annually to officers of the Company (and such subsidiaries of the Company as are designated by the Committee) as follows: such number of options as shall equal their base salary multiplied by one and a half and divided by the exercise price. In addition, the Company may grant additional or separate options in such amounts as the Committee shall determine to employees, officers, or consultants of the Company and its subsidiaries.

     The Committee may grant options under which a total of not in excess of 15,000 shares of the Common Stock may be purchased from the Company, subject to adjustment as provided in Section 11. No option shall be granted under the Plan subsequent to February 1, 2005. Options granted under the Plan are intended not be treated as incentive stock options as defined in Section 422A of the Internal Revenue Code of 1986, as amended (the "Code").

     In the event that an option expires or is terminated or cancelled unexercised as to any shares, such released shares may again be optioned (including a grant in substitution for a cancelled option). Shares subject to options may be made available from unissued or reacquired shares of Common Stock.

     Nothing contained in the Plan or in any option granted pursuant thereto shall confer upon any optionee any right to be continued in the employment of the Company, or interfere in any way with the right of the Company to terminate his or her employment at any time.

     5.   OPTION PRICE. The options shall be granted at an exercise price,
          ------------
subject to the provisions of Section 11 hereof, equal to the fair market value at the time the option is granted, of the shares of Common Stock subject to the option.

     6.   DURATION OF OPTIONS, INCREMENTS, AND EXTENSIONS. Subject to the
          -----------------------------------------------
provisions of Section 9 hereof, each option shall be for a term of ten years. Each option shall become exercisable with respect to 10% of the total number of shares subject to the option at the end of the first year after the date of grant, an additional 20% at the end of the second year after the date of grant, an additional 30% at the end of third year after the date of grant and the balance at the end of the fourth year after the date of grant (the "Vesting Schedule"). Notwithstanding the foregoing, the Committee may in its discretion accelerate the exercisability of any option subject to such terms and conditions as the Committee deems necessary and appropriate to effectuate the purpose of the Plan including, without limitation, a requirement that the optionee grant to the Company an option to repurchase all or a portion of the number of shares acquired upon exercise of the accelerated option for their fair market value on the date of grant. Subject to the foregoing, all or any part of the shares to which the right to purchase has accrued may be purchased at the time of such accrual or at any time or times thereafter during the option period.

     7.   RIGHT OF COMPANY TO REPURCHASE SHARES ISSUED AS A RESULT OF
          -----------------------------------------------------------
ACCELERATED, EXERCISED OPTIONS.  Notwithstanding any other provision in the Plan
- ------------------------------
to the contrary:

          (a) in the event that (i) the Committee, in its sole discretion, determines that all or some portion of the vesting of an option granted pursuant to the Plan shall be accelerated so that all or some portion of such option may be exercised prior to the date on which it would have been exercised pursuant to the Vesting Schedule described in Section 6 hereof, and (ii) such option is exercised for some or all of the shares of Common Stock subject to such option, then that portion of shares under such option (the "Excess Shares") equal to the total number of shares under such option less the number of shares which would have been issued if the option had been exercised pursuant to the Vesting Schedule may not, except as provided in paragraph (b) of this Section 7, be sold or otherwise transferred to any third party until such date as the option for any portion of the Excess Shares would have been exercisable if the option had been exercised pursuant to the Vesting Schedule; and

          (b) in the event the employment of the optionee (or former optionee) with the Company is terminated for any reason other than death, permanent disability or retirement, the Company shall have the right to purchase from the optionee, at the option price paid by him, the Excess Shares acquired upon the exercise of an option granted under the Plan; provided, however, that the Company shall not make any such purchase if such purchase would give rise to short-swing profit liability as described in Section 16 of the Securities Exchange Act of 1934 when matched with a bona fide market transaction. If not sooner exercised, the Company's right to repurchase shall expire with respect to any portion of the Excess Shares on the date that the option for any such portion of the Excess Shares would have become exercisable pursuant to the Vesting Schedule.

     8.   EXERCISE OF OPTION. As a condition to the exercise of any option, the
          ------------------
fair market value of the Common Stock on the date of exercise must equal or exceed the option price referred to in Section 5 hereof. An option may be exercised by giving written notice to the Company, attention of the Chief Financial Officer, specifying the number of shares to be purchased, accompanied by the full purchase price for the shares to be purchased either in cash, by check, by a promissory note in a form specified by the Committee and payable to the Company no later than 15 business days after the date exercise of the option, or, if so approved by the Committee, by shares of the Common Stock of the Company or by a combination of these methods of payment. For this purpose, the per share value of Common Stock of the Company shall be the fair market value on the date of exercise. The Committee may in its discretion permit an optionee to deliver a promissory note in a form specified by the Committee and payable to the Company no later than the fifteenth day of April in the year following the year of exercise of any option in payment of any withholding tax requirements of the Company with respect to such exercise.

     At any time of any exercise of any option, the Company may, if it shall determine it necessary or desirable for any reason, require the optionee (or his heirs, legatees, or legal representative, as the case may be) as a condition upon the exercise thereof, to deliver to the Company a written representation of present intention to purchase the shares for investment and not for distribution. In the event such representation is required to be delivered, an appropriate legend may be placed upon each certificate delivered to the optionee upon his exercise of part or all of the option and a stop transfer order may be placed with the transfer agent. Each option shall also be subject to the requirement that, if at any time the Company determines, in its discretion, that the listing, registration or qualification of the shares subject to the option upon any securities exchange or under any state or Federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of or in connection with, the issue or purchase of shares thereunder, the option may be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company.

     At the time of the exercise of any option, the Company may require, as a condition of the exercise of such option, the optionee to pay the Company an amount equal to the amount of tax the Company may be required to withhold to obtain a deduction for federal income tax purposes as a result of the exercise of such option by the optionee.


     9.   TERMINATION OF RELATIONSHIP - EXERCISE THEREAFTER.  In the event the
          -------------------------------------------------
relationship between the Company and an officer or employee who is an optionee is terminated for any reason other than death, permanent disability or retirement, such optionee's option shall expire and all rights to purchase shares pursuant thereto shall terminate immediately. The Committee may, in its sole discretion, permit any option to remain exercisable for a reasonable period after such termination. Temporary absence from employment because of illness, vacation, and approved leaves of absence shall not be considered to terminate employment or to interrupt continuous employment.

     In the event of termination of said relationship because of death or permanent disability (as that term is defined in Section 22(e)(3) of the Code, as now in effect or as subsequently amended), the option may be exercised to the extent that any portion thereof would be exercisable on the date of such death or permanent disability pursuant to the Vesting Schedule described in Section 6 hereof, by the optionee or, if he or she is not living, by his or her heirs, legatees, or legal representative, as the case may be, at any time during its specified term prior to one year after the date of death or permanent disability. In the event of termination of employment because of retirement, the option may be exercised by the optionee (or, if he or she dies after such termination, by his or her heirs, legatees, or legal representative, as the case may be), at any time during its specified term prior to one year after the date of such termination, but only to the extent the option was exercisable at the date of such termination.

     10.  NON-TRANSFERABILITY OF OPTIONS. During the lifetime of the optionee,
          ------------------------------
options shall be exercisable only by the optionee, and options shall not be assignable or transferable by the optionee otherwise than by will or by the laws of descent and distribution, or pursuant to a qualified domestic relations order as defined by (a) the Code or (b) Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder.

     11.  ADJUSTMENT.  The number of shares subject to the Plan and to options
          ----------
granted under the Plan shall be adjusted as follows: (a) in the event that the outstanding shares of Common Stock of the Company is changed by any stock dividend, stock split or combination of shares, the number of shares subject to the Plan and to options granted thereunder shall be proportionately adjusted;
(b) in the event of any merger, consolidation or reorganization of the Company with any other corporation or corporations, there shall be substituted, on an equitable basis as determined by the Committee, for each share of Common Stock then subject to the Plan, whether or not at the time subject to outstanding options, the number and kind of shares of stock or other securities to which the holders of shares of Common Stock of the Company will be entitled pursuant to the transaction; and (c) in the event of any other relevant change in the capitalization of the Company, the Committee shall provide for an equitable adjustment in the number of shares of Common Stock then subject to the Plan, whether or not then subject to outstanding options. In the event of any such adjustment the purchase price per share shall be proportionately adjusted.

     12.  AMENDMENT OF PLAN.  The Committee may amend or discontinue the Plan
          -----------------
at any time; provided, however, that no amendment or discontinuance shall change
             --------- --------
or impair any options previously granted without the consent of the optionee.

     15.  HOLDING PERIOD.  Anything contained in the Plan to the contrary
          --------------
notwithstanding, any disposition of an option otherwise permitted by the terms of the Plan, or of the Common Stock acquired upon exercise of an option, shall be subject to compliance with the requirements of paragraph (c)(i) of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended, applicable to such disposition, and any date, period or procedure specified or referred to in the Plan with respect to any such disposition shall be adjusted, if necessary, so as to give effect to this Section 13.

     14.  EMPLOYMENT AND CONSULTING AGREEMENTS. Anything contained in the Plan
          ------------------------------------
to the contrary notwithstanding, in the event that an employment agreement or consulting agreement entered into by the Company or a subsidiary of the Company provides that options shall be granted under the Plan to an employee or consultant on terms and conditions that differ from the terms and conditions set forth herein, the terms and conditions set forth in such employment or consulting agreement shall control.